Subsequent Events	12 Months Ended
Jun. 30, 2012
Subsequent Events

Note 13. Subsequent Events

Effective July 31, 2012, the Company, through Royal Wolf, purchased the business of Tassay Pty Ltd., d.b.a. “Rockhampton Container Sales,” for approximately $654,000 (AUS$624,000). Rockhampton Container Sales leases and sells containers and is based in Rockhampton, Queensland.

On August 14, 2012, the Board of Directors of Royal Wolf declared a dividend of AUS$0.045 per RWH share payable on October 2, 2012 to shareholders of record on September 20, 2012.

On September 7, 2012, Pac-Van entered into a new five-year, senior secured revolving credit facility with a syndicate led by Wells Fargo Bank, National Association, that also includes HSBC Bank USA, NA, and the Private Bank and Trust Company (the “New Pac-Van Credit Facility”). Under the New Pac-Van Credit Facility, Pac-Van may borrow up to $110 million, subject to the terms of a borrowing base, as defined, and provides for the issuance of irrevocable standby letters of credit in amounts totaling up to $5 million. Borrowings will accrue interest, at Pac-Van’s option, either at the base rate plus 1.75% to 2.25% or the LIBOR rate plus 2.75% to 3.25%. The New Pac-Van Credit Facility contains, among other things, certain financial covenants, including fixed charge coverage ratios and utilization ratios, and provides that at any time prior to September 7, 2016, Pac-Van, subject to certain conditions, may increase the amount that may be borrowed under the Credit Facility by $10 million to a maximum of $120 million. In connection with the New Pac-Van Credit Facility, all outstanding amounts due under the PNC Credit Facility and Laminar Note were fully repaid and, in addition, the Valenta Limited Guaranty was terminated (see Note 5).